FOURTH QUARTER 2013 ASSOCIATED BANC-CORP INVESTOR PRESENTATION Exhibit 99.1

FORWARD-LOOKING STATEMENTS

Important note regarding forward-looking statements:
Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe”, “expect”, “anticipate”, “plan”, “estimate”, “should”, “will”, “intend”, “outlook”, or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the company’s most recent Form 10-K and subsequent
SEC filings. Such factors are incorporated herein by reference.

OUR FOOTPRINT AND FRANCHISE
•
Top 50, publicly traded,
U.S. bank holding
company
•
$24 billion in assets;
largest bank
headquartered in
Wisconsin
•
239 branches serving
approximately one
million customers
About Associated
ASBC
Deposits² ($
in billions)
ASBC
Branches²
WI $11.9 170
IL $4.9 44
MN $1.5 25
Total $18.3 239
1 FDIC market share data 6/30/13
2 As of 9/30/13 (Period End)

ATTRACTIVE MIDWEST MARKETS

•
Population:
Over 60 mm people live in our footprint (~ 20% of USA)
1
.
–
Favorable
Credit:
Five of the top ten cities with the best consumer
credit scores are in our footprint.
2
•
GDP
Metrics:
$2.9 trillion in 2012 (18.4% of US GDP). 4% growth from
2011 is consistent with the national average.
3
–
Manufacturing
Concentrated:
Top 3 states (Indiana, Wisconsin, and
Iowa) for concentration of manufacturing jobs and two other states in the top 10.
4
–
Manufacturing
Growth:
Midwest Manufacturing output is up 6.7%
CAGR from 2011 vs. national index increase of 3.2% CAGR
5
.
•
Favorable
Outlook:
State Leading Indexes has Indiana, Minnesota and
Wisconsin as three of highest in expected 6 month economic growth.
6
1 US Census Bureau 2012 ; 2 Experian State of Credit Survey 2012 3 US Department of Commerce; 4 March 2012 Brookings Paper ; 5 FRB Chicago
Midwest Manufacturing Index, Aug 2013.Aug 2012, Aug 2011;  6 Federal Reserve of Philadelphia – State Leading Indexes – Aug 2013

ASSOCIATED AT ITS CORE

Community
bank values,
flexibility,
decision-
making,
attention to
relationships
and service
Big bank
products,
strength,
lending limits,
efficiency,
innovation,
depth of
expertise

2013 HIGHLIGHTS AND OUTLOOK

• Net income of $137 mm; EPS of
$0.82, up 11% from YTD 2012
• Average loans of $15.7 bn, up 5%
compared to 3Q 2012
• Average deposits up $2 bn from
3Q 2012 to $17.6 bn
• Efficiency Ratio down 90 bps,
FTEs down 5%
• T1CE ratio of 11.6%
• Repurchased $120 mm of stock
(through October 2013)
2013 (YTD Sep) Highlights:
Outlook – Growing the
Franchise & Creating Long-
Term Shareholder Value
• Continued focus on organic
growth opportunities
• Defending NIM compression
in low-rate environment
• Strong focus on efficiency &
expense management
• Disciplined focus on
deploying capital to drive
long-term shareholder value

Strong lending base in high-quality, low-
volatility diversified assets to provide
foundation for selective and prudent risk
taking in higher risk asset classes.
Core lending markets in Midwest with
primary emphasis placed on Wisconsin,
Minnesota, Illinois, Missouri, Iowa, Indiana,
Ohio and Michigan.
• Retail – 30-40%
• C&I – 30-40%
• CRE – 25-35%
INTERNAL PORTFOLIO MANAGEMENT
6
Asset Mix
Geographic Mix
Industry Mix
39%
37%
24%
~88% in
footprint
• Oil/Gas: 3%
• Power/
Utilities 3%
Goals Current

RESHAPING & REBUILDING THE LOAN
PORTFOLIO
1
7
1 Based on Average Balances, $ in Billions
Installment
Home Equity
Residential
Mortgage &
HE 1   Liens
Construction
CRE
Investor
Commercial
&
Business
Lending
st

Current Market Conditions
UNDERWRITING CONSIDERATIONS

Stronger Bank Balance
Sheets
• Unused Capital
• Improved Credit trends
leading to more
“supply”/more appetite
for credit
More
Competition
Low Economic Growth
• Low new loan demand
• Borrower de-leveraging
Competitive
Industry Wide
Implications
Loosening Structures:
Higher LTVs, Less up front
cash equity, Limited personal
recourse, Higher hold
positions, Longer loan terms,
Covenant-lite
Tighter Pricing:
Mainly with C&I, More bidding
on term sheets, Margin
compression

YOY LOAN PORTFOLIO GROWTH
AVERAGE LOAN GROWTH OF $808 MILLION OR 5% FROM Q3 2012 TO Q3 2013

YOY Average Net Loan Change to 3Q 2013
($ in millions)
Home Equity & Installment
Commercial Real Estate
Residential Mortgage
Power & Utilities
Oil & Gas
Mortgage Warehouse
General Commercial Loans
+11.9%
% Change
+30.9%
(17.9%)
(28.0%)
+9.6%
+7.2%
+148%
Total
Commercial
& Business
Lending =
11.4%

GROWING NET INTEREST INCOME WHILE MARGIN COMPRESSES 10 Yield on Interest-earning Assets Cost of Interest-bearing Liabilities Net Interest Income & Net Interest Margin ($ in millions)

COMMITTED TO EFFICIENCY IMPROVEMENTS
$ IN MILLIONS

Efficiency Ratio   Trend
1 – Efficiency ratio = Noninterest expense, excluding amortization of intangibles, divided by sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains, net, and asset gains, net. This is a non-GAAP financial measure. Please refer to the appendix for a reconciliation of this and other non-GAAP items.
2 – Peer Average = based on ASBC’s peer group and sourced from SNL.
3 – Net Interest Income after provision for loan losses.
64.5%
Peer Average
Net Interest Income Trend
Noninterest Income Trend
Noninterest Expense Trend
Opportunity
3
1
2

PURSUING EFFICIENCY GAINS

Areas of Focus
Back Office Initiatives:
• Implementing
technology solutions
in labor intensive
processes
Real Estate Initiatives:
• Actions to optimize
our real estate
holdings and capacity
Distribution Model
Initiatives:
• Optimize the ways
that we interact with
our customers
Examples
• New commercial loan
system with end to
end processing
• Outsourcing testing
and development
• Right-sizing
mortgage processing
Examples
• Consolidation of
corporate offices in
Green Bay and
Chicago
• Consolidating certain
operations in Green
Bay and Stevens
Point
Examples
• Footprint
improvements
• Channel
development and
optimization

RATIONALIZE FOOTPRINT 13 Consolidated 24% of branches since 2007. * Projection based on three branches closing during 4Q 2013 and eight more in 1Q 2014.

Deposit
Automation
ATM
REINVIGORATE MODEL
14
Lower Cost Branch Concepts
• Deposit
Automation
ATM
• Transaction
Express
• Financial
Outlets
Enhanced Virtual Banking
• Online &
Mobile
Banking
• Remote
Deposit
• Person-to-
Person
Digital Channels
• Digital
Shopping
• Digital Sales
• Digital
Service
Person to
Person Virtual
• Inbound
Sales
• Outbound
Sales
• Service to
Sales
Strategic Channel Evolution
Financial
Outlet
Mobile Banking &
Remote Deposit

CAPITAL MANAGEMENT PRIORITIES

Funding Organic
Growth
Paying a
Competitive
Dividend
Non-organic
Growth
Opportunities
Share Buybacks
and Redemptions
Priority
Highest
Lowest
2012 2013
• Fund Loan Growth and other Capital Investments
•
Repurchased $60 mm of
Common Stock
•
Redeemed $205 mm in
Trust Preferred
•
Repurchased $120 mm
YTD of Common Stock
•
Retired $26 mm in Sub-
Debt
•
Increased quarterly
dividend to $0.08/share in
Q4 2012
•
Increased quarterly
dividend to $0.09/ share in
Q4 2013
• Cost Take-out Provides Greater Value
• Maintain Discipline in Pricing of any Transaction

CAPITAL DEPLOYMENT OPPORTUNITIES

Basel I ASBC
3Q = 11.6% 3Q = 11.0%
8% - 9.5%
Basel III ASBC
Basel III
2 Systematically Important Financial Institutions
1 Regional and Community Banks
= 7%
+1 - 2.5%
Organic Asset
Growth
Non Organic
Cash Acquisition
Repurchase /
Special Dividend
Capacity
3 In July 2013, the Federal Reserve and the OCC published final rules (the “Basel III Capital Rules”) establishing a new comprehensive capital framework for U.S. banking organizations. 11.0% is 3Q estimate of Basel III capital ratio.
Potential
Excess Capital
1.5 – 3%
Capital
Deployment
Options
2
1
3

WHY ASSOCIATED

• Committed to Efficiency Ratio Improvement
• Strong Capital Profile & Opportunities for
Capital Deployment
• Leading Midwest Bank Operating in
Attractive Markets
• Core Organic Growth Opportunity
• Disciplined Loan and Deposit Pricing
• Improving Credit Quality
• Improving Earnings Profile
Reasons to Invest Net Income Available to Common & ROT1CE
Management Team Focused on Creating
Long-Term Shareholder Value
1 – Return on Tier 1 Common Equity (ROT1CE) = Management uses Tier 1 common equity, along with other capital measures, to assess and monitor our capital position. This is a non-GAAP financial measure. Please refer to the appendix for a definition of this and other non-GAAP items.
Net Income Available
to Common
($ in millions)
Return on Tier 1
Common Equity
1

PROMOTING THE ASSOCIATED BRAND 18

ADVERTISING CAMPAIGN 19

OUR VISION

ASSOCIATED
will be the most
admired Midwestern financial
services company, distinguished by
sound, value-added financial
solutions with personal service for
our customers, built upon a strong
commitment to our colleagues and
the communities we serve, resulting
in exceptional value for our
shareholders.

APPENDIX 21

IMPROVEMENT IN CREDIT QUALITY INDICATORS ($ IN MILLIONS) 22

Market Value Composition – September 30, 2013 Investment Portfolio – September 30, 2013
Credit Rating
($ in thousands)
Mkt Value
(000’s)
% of Total
Govt & Agency $       4,047,191 81.6%
AAA 77,000 1.6%
AA 613,006 12.4%
A 211,919 4.3%
BAA1, BAA2 & BAA3 633 0.0%
BA1 & Lower 2,438 0.1%
Non-rated 9,338 0.2%
TOTAL $4,961,525 100.0%
Type Bk Value
(000’s)
Mkt Value
(000’s)
TEY
(%)
Duration
(Yrs)
Govt &
Agencies
$     1,002 $     1,003 0.30 0.88
MBS 2,703,454 2,690,339 2.64 3.69
CMOs 931,009 929,900 2.56 2.22
Agency CMBS 444,534 429,108 1.90 3.87
Municipals 803,225 824,217 5.20 4.92
ABS 24,913 24,924 0.61 0.10
Corporates 61,096 61,974 1.73 1.26
Other 18 60 --- ---
TOTAL HTM &
AFS
$4,969,251 $4,961,525 2.96 3.59
INVESTMENT SECURITIES PORTFOLIO
23
Portfolio Composition Ratings – September 30, 2013
Type Mk Value
(000’s)
% of Total
0% RWA $   485,025 10%
20% RWA 4,414,378 89%
50% RWA 23,015 0%
=>100% RWA 49,009 1%
Not subject to RW -9,902 0%
TOTAL Market Value $4,961,525 100%
Risk – Weighted Profile – September 30, 2013
Risk – weighted profile estimated as of  October 11,2013

SEGMENT PROFITABILITY YTD SEPTEMBER 2013 24 * Average Earning Assets

COMMERCIAL LOANS BY INDUSTRY AS OF SEPTEMBER 30, 2013 25 CB&L Loans by Industry 1 Based on NAICS codes ($5.9 billion) CRE Loans by Industry ($3.7 billion) 1

COMMERCIAL LOAN PORTFOLIOS BY
GEOGRAPHY
AS OF SEPTEMBER 30, 2013
26
Commercial & Business Loans by State CRE Loans by State
($5.9 billion) ($3.7 billion)
1 Includes Missouri, Indiana, Ohio, Michigan, & Iowa

CONSUMER LOAN PORTFOLIOS BY
GEOGRAPHY
AS OF SEPTEMBER 30, 2013
27
Residential Mortgage Loans by State Home Equity Loans by State
Approximately half of home equity
portfolio is in first-lien position
($3.7 billion) ($1.9 billion)
1 Includes Missouri, Indiana, Ohio, Michigan, & Iowa

NONINTEREST INCOME AND EXPENSE COMPOSITION YTD SEPTEMBER 2013 28 Noninterest Income by Category Noninterest Expense by Category ($237 million) ($501 million)

RECONCILIATION AND DEFINITIONS OF
NON-GAAP ITEMS

YTD 2013 YTD 2012 3Q 2013 2Q 2013 1Q 2013 4Q 2012 3Q 2012
Efficiency Ratio Reconciliation:
Efficiency ratio (1) 70.11% 72.65% 71.10% 69.54% 69.74% 73.71% 72.81%
Taxable equivalent adjustment (1.44) (1.62) (1.49) (1.39) (1.46) (1.57) (1.61)
Asset gains (losses), net 0.26 (1.16) 0.58 (0.01) 0.24 (0.06) (0.98)
Other intangible amortization (0.42) (0.44) (0.44) (0.41) (0.42) (0.43) (0.43)
Efficiency ratio, fully taxable equivalent (1) 68.51% 69.43% 69.75% 67.73% 68.10% 71.65% 69.79%
(1) Efficiency ratio is defined by the Federal Reserve guidance as noninterest expense divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net.  Efficiency ratio, fully taxable equivalent, is noninterest expense, excluding other intangible amortization, divided by the sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net and asset gains / losses, net.  This efficiency ratio is presented on a taxable equivalent basis, which adjusts net interest income for the tax-favored status of certain loans and investment securities.  Management believes this measure to be the preferred industry measurement of net interest income as it enhances the comparability of net interest income arising from taxable and tax-exempt sources and it excludes certain specific revenue items (such as investment securities gains / losses, net and asset gains / losses, net).
Definition of Tier 1 Common Equity :
Tier 1 Common Equity (T1CE), a non-GAAP financial measure, is used by banking regulators, investors and analysts to assess and compare the quality and composition of our capital with the capital of other financial services companies. Management uses Tier 1 common equity, along with other capital measures, to assess and monitor our capital position. Tier 1 Common Equity is Tier 1 capital excluding qualifying perpetual preferred stock and qualifying trust preferred securities.